Exhibit 10.22
                                LICENSE AGREEMENT

         This LICENSE AGREEMENT (this "Agreement") is made as of October 1, 2002 (the "Effective Date"), between Alpha Virtual, Inc., a Delaware corporation (the "Licensor"), and Global Alpha Corporation, a British Virgin Islands Company (the "Licensee").

         WHEREAS, the Licensor owns the System (as defined below) and desires to expand the use of the System through the granting of a worldwide, exclusive license to Licensee, and

         WHEREAS, the Licensee desires to acquire a worldwide, exclusive license to use the System.

         NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.   Exclusive License. The Licensor hereby grants to the  Licensee the
              -----------------
exclusive right and license to enjoy, commercialize, and exploit the System, including, without limitation, the right to grant sublicenses, and to make, use, sell, distribute or dispose of any services or products related to the System worldwide (this "License"). As used herein, the "System" means the software and systems commonly referred to as the "OneView Technology" that provide support for multi-user online collaborative interactivity in a broad variety of applications employing a variety of virtual media over a number of networks, and all patents, copyrights, works of authorship, trademarks, and related intellectual property rights associated therewith, including, without limitation, the patents, trademarks, service marks, tradenames and copyrights specifically set forth on Schedule A attached hereto and incorporated herein by this reference. This License shall include all processes, software inventions, upgrades and improvements which the Licensor now owns and controls or hereafter owns or controls related to the System.

2.       License of the Marks.  Licensor  hereby grants to Licensee a worldwide,
         --------------------
exclusive and royalty free license to use the Marks solely in connection with this License and in accordance with the guidelines for such use established by Licensor from time to time. Licensor is aware of the current level of quality in service and advertising maintained by Licensee and Licensee agrees to maintain that level of quality throughout the term of this Agreement. As used herein, "Marks" shall mean those trademarks, service marks and/or tradenames set forth on Schedule A attached hereto, as well as any goodwill pertinent to and symbolized by the above.

3.       License  of  Equipment.   Licensor   hereby  grants  Licensee  and  its
         ----------------------
employees, agents and independent contractors the right to access and use Licensor's hardware, equipment, facilities and all other items necessary to use, research and develop the System pursuant to this License.

4.       Representations  by  Licensor.   The  Licensor  hereby  represents  and
         -----------------------------
warrants the following to Licensee:
                                     10.22-1

         (a) Licensor is the legal and beneficial owner of all right, title and interest in and to the System and it has the right to grant the License; Licensor has not made any previous assignments, transfers, conveyances or encumbrances of any right, title or interest in the System and has not granted to any third party any right, security interest, license, shop-right or privilege to use the System in any manner except for those existing licenses granted prior to the date of this Agreement as set forth on Schedule B attached hereto. Licensor has not agreed to any covenant not to sue for any use of the System by a third party. Except as set forth on Schedule B, Licensor has not executed any agreements in conflict herewith.

         (b) Licensor has taken proper steps to protect intellectual property rights in the System, including, without limitation, filing for and/or obtaining patents, trademark and service mark registrations, copyright registrations, requiring execution of the appropriate confidentiality agreements and taking reasonable steps to protect the confidentiality of trade secrets.

         (c) To the knowledge of Licensor, neither the System, nor the disclosing, copying, making, using or selling of the System violates, infringes or otherwise conflicts with any trademark, service mark, trade secret, copyright, patent or any other intellectual or proprietary right of any third party. There are no claims, judgments or settlements related to the System to be paid by Licensor and no claims of infringement, violation, or interference with someone else's rights have been made or threatened.

         (d) No past, present or future employees own any right, title or interest in and to the System.

5.       Necessary Documents. The Licensor agrees to furnish to the Licensee, or
         -------------------
to its nominees, all information and documents regarding the System in order to enable the Licensee to operate thereunder. At the request of the Licensee, the Licensor shall render consulting services to the Licensee as may be necessary in order to instruct and train the Licensee, or its appointed representatives, in all operations pertaining to the industrial and commercial exploitation of the System (the "Consulting Services"), to the extent that Licensor's has the capability to provide such Consulting Services. Licensee shall reimburse Licensor for all reasonable travel expenses incurred in providing the Consulting Services upon receipt of satisfactory written documentation of such expenses; provided, however, that Licensor shall receive prior written consent from Licensee for any expenses greater than $1000. Licensor shall not receive any other amounts or fees in connection with the Consulting Services.

6.       License Fees. In exchange for the License,  the Licensee  agrees to pay
         ------------
as an annual license fee to the Licensor (the "License Fee") according to the following schedule:




                                     10.22-2

                   ------------------------------ ------------------
                   Revenue (as defined below)     Percentage
                   ------------------------------ ------------------
                   up to $1,000,000               10%
                   ------------------------------ ------------------
                   $1,000,001 to $2,000,000       9%
                   ------------------------------ ------------------
                   $2,000,001 to $3,000,000       8%
                   ------------------------------ ------------------
                   greater than $3,000,0000       7%
                   ------------------------------ ------------------


         ;provided, however, that in the event the License Fee is less than $25,000 during the first two calendar years of this Agreement, 2002 and 2003, Licensee agrees to pay the greater of the License Fee or $25,000 for those two years. As used herein, "Revenue" shall mean gross revenues received by Licensee from sales of sublicenses of the System pursuant to this License.

7.       Payment  of  License  Fee.  The  Licensee  shall at all  times  keep an
         -------------------------
accurate account of the operations coming under the scope of the License and shall render a written statement of the same to the Licensor within fifteen (15) days after the end of each calendar quarter during the life of this Agreement, and at the same time shall pay to the Licensor the amount of earned License Fees accrued during the corresponding quarter with the understanding that the Licensor shall have the right, at its own expense and not more often than once in each calendar year to have a certified public accountant examine the books of the Licensee for the purpose of verifying License Fee statements of the operations coming under the scope of this Agreement. Within 60 days after the end of each calendar year, Licensee shall calculate the actual License Fee based on Revenue for the preceding calendar year and the License Fee shall be adjusted accordingly. During the calendar years of 2002 and 2003, if the annual License Fee equals less than $25,000, then Licensee shall pay the minimum license fee of $25,000 to Licensor within 60 after the expiration of such year, but only to the extent as the earned and previously paid License Fee for such year is less than $25,000.

8.       Term. The term of this Agreement shall commence upon the Effective Date
         ----
and shall expire on the 20th anniversary of the Effective Date, subject to earlier termination pursuant to the terms of this Agreement.

         (a) Renewal. If Licensee is not then in default, and has not been repeatedly (as defined in subparagraph 8(b)(1)(iv)) in default under this Agreement during the 12 months immediately preceding notice of renewal, Licensee shall have the option to continue this License for three separate additional terms of five years each under the conditions specified below. For purposes of this paragraph only, any default which has been waived by Licensor shall not be considered a default hereunder. Whenever references are made to the terms of this Agreement in this Agreement, such references shall also apply to any renewals hereunder.



                                     10.22-3

         (b) Renewal Agreement. Licensee and Licensor agree to be bound by the terms contained in this Agreement upon renewal, unless Licensee and Licensor elect to accept another agreement, which agreement shall be modified to comply with any applicable laws then in effect of the state in which the Licensee is located.

9.       Assignment.  Licensee  shall not sell,  transfer or assign this License
         ----------
without the prior written consent of Licensor which shall not be unreasonably withheld; provided, however, that upon providing prior written notice to the Licensor, Licensee shall have the right to assign, delegate or otherwise transfer any of its rights or obligations hereunder without the Licensor's written consent: (i) to any corporation or other business entity that directly or indirectly controls, is controlled by, or is under common control with Licensee; or (ii) in connection with any merger, consolidation, sale of all or substantially all of Licensee's assets, or any other transaction in which more than fifty percent (50%) of Licensee's voting securities are transferred. Any unauthorized transfer by Licensee shall be voidable by Licensor. This Agreement may be assigned by Licensor without Licensee's prior consent upon providing written notice to Licensee; provided, however, that in such event, this Agreement shall inure to the benefit of Licensor's assignee and such assignee shall agree to be bound by all of the obligations, covenants, and duties of Licensor herein.

10.      Breach of Agreement.
         -------------------
         (a)      Breach by Licensor.  Licensee may terminate this Agreement for
                  ------------------
                  a material default or breach by Licensor 30 days after giving Licensor written notice of termination, specifying the default or breach, if the breach remains uncured at the end of 30 days after such notice, provided, however, that if the nature of Licensor's obligations are such that more than 30 days are required for performance, then Licensor shall not be in default if it commences performance within the 30-day period and thereafter diligently attempts to cure same to completion of performance. If Licensor breaches or defaults under any provision of this Agreement, Licensee shall have all rights and remedies permitted by law or equity, including but not limited to, the right of termination.

         (b)      Breach  by  Licensee.   If  Licensee  materially  breaches  or
                  --------------------
                  defaults under any provision of this Agreement, Licensor shall have all rights and remedies permitted by law or equity, including, but not limited to, the right of termination. Licensor will not terminate this Agreement unless it has good cause to do so. Good cause shall include, but not be limited to, the reasons specified.

                  i.   After Notice.  Licensor may terminate  this  Agreement 90
                       ------------
                       days after giving Licensee written notice specifying the defaults or breaches by Licensee if same remains uncured for 30 days after notice of default or breach (or such


                                     10.22-4
                       longer period as may be required by law); provided, however, that if the nature of Licensee's obligations are such that more than 30 days are required for performance, then Licensee shall not be in default if it commences performance within the 30-day period and thereafter diligently attempts to cure same to completion of performance. The cure period shall, if permitted by law, be ten days instead of 30 days if the breach or default is pursuant to (1) below. For purposes of this Agreement, a default or breach shall include, but not be limited to, the following:

                       (1)  Nonpayment.  Failure to pay when due any sum owed to
                            ----------
                            Licensor under this Agreement.

                       (2)  Reports.   Failure  to  provide  Licensor  with  any
                            -------
                            completed report in the form specified under this Agreement.

                       (3)  Continuous   Operation.   Failure  to   continuously
                            ----------------------
                            operate the License for a period longer than 6 months.

                       (4)  Repeated  Breaches.  Any  breach or  default of this
                            ------------------
                            Agreement, which is repeated three or more times (whether of the same or different kind) within the then preceding 12 months for which Licensee shall have received notice thereof, regardless of whether or not the breach or default was cured within the time permitted.

                       (5)  Jeopardizing  the  Franchise  Name  or  System.  Any
                            ----------------------------------------------
                            misuse of the Marks or conduct which reflects unfavorably upon the operation and reputation of the System.

                       (6)  Others. Failure to comply with any other requirement
                            ------
                            of this Agreement or failure to comply with any material obligations which Licensee has to Licensor.

                  ii.  Waiver.  Neither  Licensee's  or  Licensor's  waiver of a
                       ------
                       breach or default by the other, nor delay or failure to exercise any right upon breach or default, nor acceptance of any payment, shall be deemed a waiver nor shall same impair rights for other breaches or defaults of the same or a different kind. The description of any breach or default in any notice shall not preclude the later assertion of other additional defaults or breaches.


                                     10.22-5

11.      Option  to  Purchase;  Termination.  Licensee  shall  have an option to
         ----------------------------------
purchase the System from Licensor, subject to approval of the majority of Licensor's shareholders. In the event that a majority of Licensor's shareholders approve the sale to Licensee, the sale shall occur within 180 days after shareholder approval; provided that such period may be extended by mutual agreement of the parties in writing. In the event that a majority of the shareholders of Licensor do not approve the sale to Licensee, two (2) years after the date on which shareholder approval is sought and not obtained by Licensor, this License shall become a non-exclusive license at the option of Licensor by providing written notice to Licensee; provided, however, that if Licensor elects to make this License non-exclusive, Licensee shall have the right to terminate this Agreement at any time thereafter by providing written notice to Licensor. In the event that a majority of Licensor's shareholders approve the sale to Licensee, this Agreement and License shall terminate as of the effective date of any such sale.

12.      Homes.com  Agreement.  Licensee hereby  acknowledges  that Licensor has
         --------------------
entered into that certain Value Added Distribution Agreement with Homes.com, Inc. effective as of October 1, 2002 ("Homes.com Agreement"). Licensor hereby agrees to assign all its rights and delegate all of its duties under the Homes.com Agreement and Licensee agrees to assume the same, including the right to receive license fees, all subject to receiving the written consent of Homes.com.

13.      Rights and Duties  upon  Transfer  or  Termination.  In addition to the
         --------------------------------------------------
rights and duties specified elsewhere in this Agreement, immediately upon the expiration, transfer, or termination of this Agreement for any reason, the following provisions shall apply:

         (a)      Acceleration  of  Payments.  All  money  owed by  Licensee  to
                  --------------------------
                  Licensor shall be due and payable.

         (b)      License  Revoked.  All rights and licenses granted to Licensee
                  ----------------
                  under this Agreement shall terminate.

         (c)      Use of Marks.  Licensee  shall  cease  using the Marks  and/or
                  ------------
                  doing business and advertising as a Licensee of Licensor.

         (d)      Supplies/Confidential  Materials.  Licensee  shall cease using
                  --------------------------------
                  and deliver to Licensor all supplies and items pertaining to the System, the Marks and all copyrighted or confidential materials including any operating manuals, software and any and all copies made thereof, as well as other materials, forms, manuals and memoranda supplied by Licensor to Licensee.

         (e)      Applicability to Others. The foregoing restrictions shall also
                  -----------------------
                  apply to the Licensee, any of its officers, partners, or shareholders, and their spouses, and to managerial or supervisory employees of Licensee.

                                     10.22-6

         (f)      Other  Rights.  Licensor  shall  have  all  other  rights  and
                  -------------
                  remedies permitted by law and equity in addition to the rights set forth in this Agreement. Any rights shall be considered cumulative and not exclusive.

14.      Confidentiality.
         ---------------
         (a) Licensee acknowledges that the System, including all trade secrets, software, information, ideas, research, methods, recipes, manuals, procedures, systems, improvements, and copyrighted and other materials owned or developed by or licensed to Licensor, whether or not published, confidential, or suitable for registration or copyright, and the goodwill associated with them, are and shall remain the sole and exclusive property of Licensor. They are provided or revealed to Licensee in trust and confidence. Any and all information, knowledge, and know-how not generally known, about the System and Licensor's products, services, standards, specifications, systems, procedures and techniques, and such other information or material as Licensor may designate as confidential in writing, shall be deemed confidential for purposes of this Agreement.

         (b) Licensee agrees to keep the aforesaid information confidential and to use it only for the purposes and in the manner authorized in writing by Licensor. Licensee agrees that during and after the termination of this Agreement for any reason, neither Licensee, nor any of its agents, employees, owners, or representatives shall at any time copy or disclose to any other person or use for any purpose other than in connection with this License or to sublicensee's under this License that likewise agreed to be bound by an obligation of confidence, any secret, confidential, or other information received from Licensor. Licensee agrees to use reasonable efforts to enforce the terms of this provision as to its agents, employees, representatives, and owners.

         (c) The obligations set forth herein shall not apply to: (i) information which, at the time of disclosure to Licensee, is in the public domain; (ii) information which, after disclosure, becomes part of the public domain, except by breach of this Agreement; (iii) information which was in Licensee's possession at the time of disclosure by the Licensor, and which was not acquired, directly or indirectly, from the Licensor; (iv) information which Licensee can demonstrate resulted from its own research and development, independent of disclosure from the Licensor; (v) information which Licensee receives from third parties, provided such information was not obtained by such third parties from the Licensor on a confidential basis; or (vi) information which is disclosed in compliance with applicable law or a court order, provided the Licensor is given reasonable notice of such law or order and an opportunity to attempt to seek a protective order or otherwise preclude or limit such production.


                                     10.22-7

15.      Notices. All notices, requests,  demands, and reports to be given under
         -------
this Agreement are to be in writing, delivered by hand, telegram, certified or registered mail, or courier service guaranteeing overnight delivery to the following address (which may be changed by written notice):

               Licensor:

                    Alpha Virtual, Inc.
                    10345 West Olympic Boulevard
                    Suite 102
                    Los Angeles, CA 90064

                               Attention:  Saif Mansour, President

               Licensee:

                    Global Alpha Corporation
                    1045 Balboa Avenue
                    Top of the World
                    Laguna Beach, CA 92651 USA

                               Attention:  Barry Didato, Authorized Signatory

         Notice by mail shall be deemed received on the third business day after mailing or upon actual receipt, whichever is earlier.

16.      Further  Assurances.  Licensor  agrees to take such actions and execute
         -------------------
such additional instruments, certificates and documents as may be necessary, in the reasonable opinion of Licensee, to give further assurances of any of the rights granted or provided for herein.

17.      Amendments. This Agreement constitutes the entire agreement between the
         ----------
parties and may not be changed except by a written document signed by both parties.

18.      Choice of Law;  Venue.  This Agreement shall be governed by the laws of
         ---------------------
the State of California, without regard to its conflicts of law provisions. Any action or proceeding brought upon or arising out of this Agreement or its termination shall be brought in a forum located within the City and County of Los Angeles, California.


19.      Construction  of  Language.  The  language of this  Agreement  shall be
         --------------------------
construed according to its fair meaning and not strictly for or against either party. All words in this Agreement refer to whatever number or gender the context requires. Headings are for reference purposes and do not control interpretation. All the terms and words used in this Agreement, regardless of the number and gender in which they are used, shall be deemed and construed to include any other number (singular and plural) or any other gender (masculine, feminine, or neuter) as the context or sense of this Agreement, or any section or clause hereof may require.

                                     10.22-8

20.      Successors. References to Licensor or Licensee include such successors,
         ----------
assigns, or transferees as are permitted in accordance with this Agreement.

21.      Severability.  If any  provision  of this  Agreement  is  deemed  to be
         ------------
invalid or inoperative for any reason, that provision shall be severed from this Agreement, and the remainder of the Agreement shall continue in full force and effect as if the Agreement had been signed with the invalid portion so eliminated.

22.      Exhibits. All exhibits or schedules attached hereto are incorporated by
         --------
reference in the appropriate paragraph and form a part of this Agreement.

23.      Attorneys'  Fees.  Should either party institute  legal  proceedings to
         ----------------
enforce the terms or conditions of this Agreement, the prevailing party shall be entitled to recover all its reasonable expenses, including attorneys' fees, costs, and other expenses reasonably and necessarily incurred.

24.      Survival of Covenants and Conditions.  It is expressly  agreed that all
         ------------------------------------
covenants and conditions relating to the rights and obligations of Licensee and Licensor subsequent to the termination of this Agreement shall survive the termination and shall continue in full force and effect in accordance with the terms of the specific provision.

25.      Caveat of Licensee.  Licensee hereby  acknowledges  that the success of
         ------------------
the License is speculative and depends upon various factors beyond Licensor's control, such as the ability and efforts of Licensee as an independent business person and the ongoing cooperation of Licensor. Licensor does not make any representation or warranty as to the potential success of the business contemplated.

26.      Counterparts.   This   Agreement   may  be  signed  in  any  number  of
         ------------
counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                            [SIGNATURE PAGE FOLLOWS]















                                     10.22-9

         IN WITNESS WHEREOF the parties have signed this License Agreement on the date first set forth above:


Licensor:                                   Licensee:

ALPHA VIRTUAL, INC.                         GLOBAL ALPHA CORORATION


By:  ________________________________       By:  ______________________________
     Saif Mansour                                Talal R. Chlach
     President                                   Authorized Signatory













































                                    10.22-10

                                   SCHEDULE A

                 Patents, Trademarks, Tradenames and Copyrights

Patents:

----------------------- -------------------- ----------- -------------------
Title                   Application/Reg. No. Dates       Notes
----------------------- -------------------- ----------- -------------------
Method of and System    60/201,207           Filed       Provisional Patent
for Collaborative                            05/02/2000       application
Interaction over
a Communication Network
----------------------- -------------------- ----------- -------------------

Trademarks:

         Federal Registrations:  None

         Common Law Marks:

------------------ -------------- --------------- -----------------------------
Mark               Date of First  Goods/Services  Notes
                   Use
------------------ -------------- --------------- -----------------------------
IC3D                                              App. filed with PTO but final
                                                  refusal issued after specimen
                                                  rejection
------------------ -------------- --------------- -----------------------------
WyTH Technologies
------------------ -------------- --------------- -----------------------------
OneView
------------------ -------------- --------------- -----------------------------
OneMind
------------------ -------------- --------------- -----------------------------
OneView Media Room
------------------ -------------- --------------- -----------------------------
OneView Forms
------------------ -------------- --------------- -----------------------------
OneView Cruising
------------------ -------------- --------------- -----------------------------
Perceptronics
------------------ -------------- --------------- -----------------------------

Tradenames:

         Alpha Virtual, Inc.

Copyrights:

         Federal Registrations:  None.

         Unregistered Copyrights: In the source code, software and other works of authorship incorporated in or related to the System.



                                    10.22-11

                                   SCHEDULE B

                          Existing Licenses/Agreements

Value Added Distribution Agreement with Homes.com, Inc. effective as of October 1, 2002.















































                                    10.22-12